Exhibit 10.8

OMB Approval 2700-0042
	AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT		1. CONTRACT ID CODE	PAGE OF PAGES
			N/A	1	1
2. AMENDMENT/MODIFICATION NO.		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)

0001		See Block 16C	3119715	N/A
6. ISSUED BY	CODE		7. ADMINISTERED BY (If other than Item 6)	CODE	N/A

	National Institutes of Health, HHS National Institute of Allergy and Infectious Diseases DEA, Office of Acquisitions 6700-B Rockledge Drive Room 3214, MSC 7612 Bethesda, MD 20892-7612		MID RCB-A
8. NAME AND ADDRESS OF CONTRACTOR (No. Street, County, State and ZIP: Code)			(☐)	9A. AMENDMENT OF SOLICITATION NO.
Enanta Pharmaceuticals, Inc. 500 Arsenal Street Watertown, MA 02472-2806 VIN: 1203483
9B. DATED (SEE ITEM 11)
			X	10A. MODIFICATION OF CONTRACT/ORDER NO. HHSN272201100029C
10B. DATED (SEE ITEM 13)
CODE			FACILITY CODE	09/30/2011

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers    ☐ is extended,    ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning one (1) copy of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATA SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and data specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)

SOCC 25.55            CAN 12-8470038            Obligates: $1,922,683

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

(☐)	A.	THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

	B.	THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X	D.	OTHER (Specify type of modification and authority)
FAR 1.602-1, FAR 52.217-6

E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return 0 electronic copy to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

PURPOSE: To exercise Option 1. Beginning with the effective date of this modification, the contract is changed as reflected below. The total estimated cost is increased from $14,315,157 to $16,237,840. The period of performance for Option 1 is August 28, 2013 through June 28, 2014.

TOTAL FUNDS CURRENTLY OBLIGATED

Prior to this mod	$14,315,157
Option 1	$1,922,683

Task Order Total	$16,237,840

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A.	NAME AND TITLE OF SIGNER (Type or print)		16A.	NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
Stanley A. Knight, Contracting Officer, OA, DEA, NIAID, NIH
15B.	CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B.	UNITED STATES OF AMERICA	16C. DATE SIGNED

BY
	(Signature of person authorized to sign)			(Signature of Contracting Officer)	08/28/13

NSN 7540-01-152-8070 PREVIOUS EDITION UNUSABLE	30-105 Computer Generated	STANDARD FORM 30 (REV. 10-83) Prescribed by GSA
FAR (48 CFR) 53.243